                                                                   EXHIBIT 10.31


                             ELEVENTH AMENDMENT TO
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                          LOAN AND SECURITY AGREEMENT
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                 AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS
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          THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS (the "Amendment") is made and entered into on
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this 14 day of March, 2000, to be effective (unless otherwise specified herein) as of the date of execution of this Amendment, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation
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("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE
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CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA
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ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI,
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Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").
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                                   RECITALS

          A.  Borrower, Lowrance Australia Pty Limited ("Lowrance Australia")
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and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower ("Fifth Amendment"), (vi) that certain Sixth Amendment to Loan and
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Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1996, by and between Lender and Borrower, (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower, (ix) that certain Ninth Amendment to Loan and Security Agreement made and entered into as of September 14, 1998, by and between Lender and Borrower, and (x) that certain Tenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed in November of 1998, by Lender and Borrower (as amended, the "Loan Agreement").
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          B. Borrower and Lender desire to amend the Loan Agreement and certain of the other Loan Documents as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions
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          1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  Amendments
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          2.01  Amendment to Section 1.1 of the Loan Agreement; Addition of
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Certain Definition.  Effective as of the date of execution of this Amendment,
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Section 1.1 of the Loan Agreement is hereby amended by adding the following
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definition thereto in alphabetical order:

               "Eleventh Amendment Agreement - the Eleventh Amendment to Loan
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     and Security Agreement and Amendment to Certain Other Loan Documents, executed in February of 2000 by Lender and Borrower."

          2.02  Amendment to Section 3.1(A) of the Loan Agreement.  Effective
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as of the Effective Date, Section 3.1(A) of the Loan Agreement is amended as
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follows:

               (a) Each reference to "1.50%" is hereby deleted and substituted therefor is a reference to "0.50%."

               (b) The last sentence of Section 3.1(A) is amended and restated
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     to read in its entirety as follows:

          "Notwithstanding anything contained herein to the contrary, Lender and Borrower agree that if at any time after execution of the Eleventh Amendment Agreement Borrower fails to maintain a Fixed Charge Ratio of not less than the ratio specified in Section 9.3(C) of this Agreement,
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          the Applicable Annual Rate relating to the Term Loans, the Equipment Loans and the Revolving Credit Loans shall thereafter be permanently increased to 1.00% above the Base Rate."

          2.03  Amendment to Section 3.2 of the Loan Agreement.  Effective as
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of the Effective Date, Section 3.2 of the Loan Agreement is amended as follows:
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               (a) The reference to the date "December 31, 2000" is deleted and substituted therefor is the date "December 31, 2002."

               (b) The reference to the date "December 31, 2001" is deleted and substituted therefor is the date "December 31, 2003."

          2.04  Amendment to Section 3.3(A) of the Loan Agreement.  Effective
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as of the Effective Date, the last sentence of Section 3.3(A) of the Loan
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Agreement is deleted and substituted therefor is the following sentence:

               "At the effective date of any such termination of the Revolving Credit Commitment and this Agreement, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) 0.75% of the Termination Amount if such termination occurs during the period from the date of execution of the Eleventh Amendment Agreement through December 31, 2000; and (ii) 0.50% of the Termination Amount if such termination occurs during the period from January 1, 2001 through December 31, 2001. If termination occurs after December 31, 2001, no termination charge shall be payable."

          2.05  Amendment to Section 9.2(X) of the Loan Agreement.  Effective as
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of the date of execution of this Amendment, Section 9.2(X) of the Loan Agreement
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is amended and restated to read in its entirety as follows:

               "(X)  Leases.  Become a lessee under any operating lease (other
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     than a lease under which Borrower is a lessor) of Property if the aggregate Rentals payable during any fiscal year of Borrower, beginning with fiscal year 2000, under the lease in question and all other leases under which the Borrower is then lessee would exceed $2,500,000.00. The term `Rentals'
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     means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease."

     2.06  Amendments to Section 9.3 of the Loan Agreement.  Effective as of the
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date of execution of this Amendment, Section 9.3 of the Loan Agreement is
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amended as follows:

          (a) Section 9.3(A)  Minimum Tangible Net Worth is amended and restated
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     to read in its entirety as follows:

               "(A)  Minimum Tangible Net Worth.  Maintain a Consolidated
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          Tangible Net Worth of not less than the amount indicated below on the last day of each calendar month during the period corresponding thereto:

                                    Period                                               Amount
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          (a)          January, 2000 through December,            (a)          $7,000,000
                       2000
          (b)          Thereafter                                 (b)          the sum of (i) $7,000,000,
                                                                               plus (ii) 80% of the positive
                                                                               Adjusted Net Earnings From
                                                                               Operations for Borrower for
                                                                               the fiscal year of Borrower
                                                                               ending closest to July 31,
                                                                               2000"

           (b) Section 9.3(B) Maximum Leverage Ratio is amended and restated
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     to read in its entirety as follows:

                   "(B) Maximum Leverage Ratio. Maintain, on a Consolidated
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           basis as of the last day of each calendar month, beginning with the calendar month ending February 29, 2000, a ratio of (i) total Indebtedness to (ii) Tangible Net Worth of not more than 4.0 to 1.0."

     2.07  Amendment to Section 12.10 of the Loan Agreement.  Effective as of
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the Effective Date, Section 12.10 of the Loan Agreement is amended such that (i)
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any notice to Lender shall hereafter be addressed as follows:

           "(A)  If to Lender:   Fleet Capital Corporation
                                 5950 Sherry Lane, Suite 300
                                 Dallas, Texas  75225
                                 Attn:  Loan Administration Manager

                 with a copy to: Patton Boggs LLP
                                 2001 Ross Avenue, Suite 3000
                                 Dallas, Texas  75201
                                 Attn:  Larry A. Makel, Esq."

and (ii) any notice to Borrower shall hereafter be addressed as follows:

           "(B)  if to Borrower: Lowrance Electronics, Inc.
                                 12000 East Skelly Drive
                                 Tulsa, Oklahoma  74123
                                 Attn:  Douglas J. Townsdin

                 with a copy to: Doerner, Saunders, Daniel & Anderson, L.L.P.
                                 320 South Boston Avenue, Suite 500
                                 Tulsa, Oklahoma  74103
                                 Attn:  H. Wayne Cooper"

     2.08  Amendment to Revolving Credit Notes.  Effective as of the Effective
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Date, each Revolving Credit Note is amended by deleting therefrom the date "December 31, 2000 and substituting therefor the date "December 31, 2002."

                                  ARTICLE III
                             Conditions Precedent
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     3.01  Conditions Precedent.  The effectiveness of this Amendment is
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subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

           (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; (ii) Fifth Amendment to Mortgage, Security Agreement, Financing Statement and Assignment of Rents, duly executed by Lowrance regarding the existing Mortgage in favor of Lender, covering Lowrance's Tulsa, Oklahoma real property; and (iii) such additional documents, instruments and information as Lender or its legal counsel may request;

           (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

           (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

           (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                  ARTICLE IV
                                   No Waiver
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     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE V
                 Ratifications, Representations and Warranties
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     5.01  Ratifications.  The terms and provisions set forth in this
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Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02  Representations and Warranties.  Borrower hereby represents and
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warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan

Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                  ARTICLE VI
                           Miscellaneous Provisions
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     6.01  Survival of Representations and Warranties.  All representations
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and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02  Reference to Loan Agreement.  Each of the Loan Agreement and the
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other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03  Expenses of Lender.  As provided in the Loan Agreement, Borrower
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agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04  Severability.  Any provision of this Amendment held by a court of
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competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05  Successors and Assigns.  This Amendment is binding upon and shall
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inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06  Counterparts.  This Amendment may be executed in one or more
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counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07  Effect of Waiver.  No consent or waiver, express or implied, by
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Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08  Headings.  The headings, captions, and arrangements used in this
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Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09  Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
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EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10  Final Agreement.  THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS,
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EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11  Release.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
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COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS,

DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                 "LENDER"

                                 FLEET CAPITAL CORPORATION

                                 By:  /s/ Hance VanBeber
                                     ------------------------------------------
                                 Name:    Hance VanBeber
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                                 Title:   Vice President
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                                 "BORROWER"

                                 LOWRANCE ELECTRONICS, INC.

                                 By:  /s/ Darrell J. Lowrance
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                                 Name:    Darrell J. Lowrance
                                       ----------------------------------------
                                 Title:   President
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                                 LEI EXTRAS, INC.

                                 By:  /s/ Jane M. Kaiser
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                                 Name:    Jane M. Kaiser
                                       ----------------------------------------
                                 Title:   President
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                                 LOWRANCE CONTRACTS, INC.

                                 By:  /s/ Ronald G. Weber
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                                 Name:    Ronald G. Weber
                                       ----------------------------------------
                                 Title:   President
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                                 SEA ELECTRONICS, INC.

                                 By:  /s/ Mark C. McQuown
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                                 Name:    Mark C. McQuown
                                       ----------------------------------------
                                 Title:   President
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